Exhibit 13.1 Certification of Chief Executive Officer pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
                       Pursuant to 18 U.S.C. Section 1350

In connection with the annual report of Allships Ltd. (the" Company") on Form 20-F for the period ending February 28, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of Sarbanes -Oxley Act of 2002, that based on my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

     This certification is made solely for the purposes of 18 U.S.C. Section 1350, and not for any other purpose.


/s/ George Economou
-------------------
    George Economou
Chief Executive Officer

23113.0001#597272